Exhibit 10.3

AMENDMENT NO. 2 TO ACQUISITION AND REFINANCING

BRIDGE CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of January 29, 2010 (this “Amendment”), among Kraft Foods Inc., a Virginia corporation (“Kraft”), Citibank, N.A. (“Citi”), as Paying Agent (the “Paying Agent”) and the Lenders set forth on the signature pages hereto to the Acquisition and Refinancing Bridge Credit Agreement dated as of November 9, 2009 (as amended, modified or supplemented from time to time, the “Credit Agreement”) among Kraft, the Lenders from time to time party thereto, Citi and Deutsche Bank AG Cayman Islands Branch (“DB”), as co-administrative agents, the Paying Agent; HSBC Securities (USA) Inc., as syndication agent and DB, as documentation agent. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, pursuant to Section 9.01 thereof, Kraft has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, subject to the conditions set forth herein, the Required Lenders are willing to agree to such amendment relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Amendments.

(a) The definition of “Interest Period” in Section 1.01 is amended by deleting the phrase “the duration of each such Interest Period shall be one, two, three or six months, or, if agreed by all Lenders, nine or twelve months” appearing in the second sentence in such definition and replacing it with “the duration of each such Interest Period shall be seven days, one month, two months, three months or six months, or, if agreed by all Lenders, nine or twelve months (it being understood that the Borrower may not elect to have more than five Advances having an Interest Period of seven days outstanding at any time)”;

(b) Section 2.02(a) is amended by deleting the phrase “11:00 a.m. (London time) on the third Business Day” in sub-clause (x) of the first sentence in such section and replacing it with “9:30 a.m. (New York City time) on the second Business Day”;

(c) Section 2.09(a) is amended by deleting the phrase “upon at least three Business Day’s notice” appearing in such section and replacing it with “upon at least two Business Day’s notice”; and

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(d) Section 2.10(a) is amended by deleting the phrase “upon at least five Business Days’ notice to the Administrative Agent” appearing in such section and replacing it with “upon at least two Business Days’ notice to the Administrative Agent not later than 9:30 a.m. (New York City time) on the second business day prior to the date of the proposed prepayment.”

Section 2.    Representations and Warranties. Kraft hereby represents and warrants to the Paying Agent and the Lenders as of the date hereof that:

(a) The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by Kraft and do not contravene (i) the charter or by-laws of Kraft or (ii) in any material respect, any law, rule, regulation or order of any court or governmental agency or any contractual restriction binding on or affecting Kraft; and

(b) After giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

Section 3.    Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied or waived:

(a) The Paying Agent shall have executed this Amendment and the Paying Agent (or their counsel) shall have received an executed counterpart of this Amendment from Kraft and the Required Lenders; and

(b) The Paying Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of Kraft, dated the date hereof, stating that: (i) the representations and warranties contained in Section 4.01 of the Credit Agreement are correct on and as of the date hereof, and (ii) no event has occurred and is continuing on and as of the date hereof that constitutes a Default or Event of Default.

Section 4.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or email shall be effective as delivery of a manually executed counterpart hereof.

Section 5.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW DOCTRINES.

Section 6.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7.    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other documents related thereto, and, save as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any document related thereto, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

KRAFT FOODS INC.

By:	/s/ Barbara Brasier
Name: Barbara Brasier Title: Senior Vice President and Treasurer

CITIBANK, N.A., as Paying Agent and as a Lender

By:	/s/ Carolyn Kee
Name: Carolyn Kee Title: Vice President

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Frederick W. Laird
Name: Frederick W. Laird Title: Managing Director

By:	/s/ Ming K. Chu
Name: Ming K. Chu Title: Vice President

DEUTSCHE BANK AG LONDON BRANCH, as a Lender

By:	/s/ T. Hallaways
Name: T. Hallaways Title: Vice President

By:	/s/ M. Naulls
Name: M. Naulls Title: A. Vice President

Amendment No. 2 to Acquisition and Refinancing Bridge Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert J. Devir
Name: Robert J. Devir Title: Managing Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Karl Studer
Name: Karl Studer Title: Director

By:	/s/ Jay Cahll
Name: Jay Cahll Title: Director

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Tracy Rahn
Name: Tracy Rahn Title: Vice President

Amendment No. 2 to Acquisition and Refinancing Bridge Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Karl Studer
Name: Karl Studer Title: Director

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., as a Lender

By:	/s/ Peter Tommaney
Name: Peter Tommaney Title: Senior Vice President

By:	/s/ Micheal D’anna
Name: MICHEAL D’ANNA Title: Director

BNP PARIBAS, as a Lender

By:	/s/ Renaud-Franick Falce
Name: Renaud-Franick Falce Title: Managing Director

By:	/s/ Scott Tricarico
Name: Scott Tricarico Title: Vice President

Amendment No. 2 to Acquisition and Refinancing Bridge Credit Agreement

SOCIETE GENERALE, as a Lender

By:	/s/ Anne Chassereau
Name: Anne Chassereau Title: Managing Director

BARCLAYS BANK PLC., as a Lender

By:	/s/ David Barton
Name: David Barton Title: Director

BANCO SANTANDER S.A., NEW YORK BRANCH as a Lender

By:	/s/ Ignacio Campillo
Name: Ignacio Campillo Title: Managing Director

By:	/s/ Ramon E. Colon Navarro
Name: Ramon E. Colon Navarro Title: Vice President

INTESA SANPAOLO S.P.A., as a Lender

By:	/s/ Francesco Di Mario
Name: Francesco Di Mario Title: FVP, Credit Manager

By:	/s/ John J. Michalisin
Name: John J. Michalisin Title: First Vice President

Amendment No. 2 to Acquisition and Refinancing Bridge Credit Agreement

MIAZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Toru Inove
Name: Toru Inove Title: Deputy General Manager

DNB NOR BANK ASA, as a Lender

By:	/s/ Philip F. Kurpiewski
Name: Philip F. Kurpiewski Title: Senior Vice President

By:	/s/ Thomas Tangen
Name: Thomas Tangen Title: Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Victor Pierzchalski
Name: Victor Pierzchalski Title: Authorized Signatory

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Paula Czach
Name: Paula Czach Title: Director and Execution Head

Amendment No. 2 to Acquisition and Refinancing Bridge Credit Agreement

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ David Cagle
Name: David Cagle Title: Managing Director

By:	/s/ Bryan Myers
Name: Bryan Myers Title: Senior Vice President

ING BANK N.V., DUBLIN BRANCH, as a Lender

By:	/s/ Padraig Matthews
Name: Padraig Matthews Title: Vice President

By:	/s/ Sean Hassett
Name: Sean Hassett Title: Director

Amendment No. 2 to Acquisition and Refinancing Bridge Credit Agreement